Exhibit 99.1

Revision of Previously Issued Financial Statements
In the June 30, 2019 Form 10-Q, the Company’s first quarter 2019 results and comparative 2018 results were adjusted to correct for the effects of errors discovered during the second quarter of 2019 relating to the purchase price allocation and depreciable lives for two acquisitions made in a prior period. As further disclosed in the June 30, 2019 Form 10-Q, the Company evaluated the impact of the errors to previously issued financial statements and concluded that the errors were immaterial to the previously issued financial statements, however, to correct the cumulative effect of the errors in 2019 would significantly impact the 2019 financial statements. See Note 2 to the consolidated financial statements in the June 30, 2019 Form 10-Q for further detail.
The following tables and paragraphs present line items from the Company’s Form 10-K for the year ended December 31, 2018 that have been corrected as a result of the revision:

	December 31, 2017
Balance Sheet:	As previously reported	Adjustments	As adjusted
Assets (Parent Company and Operating Partnership)	(in thousands)
Operating properties	3,832,348	(1,524)	3,830,824
Accumulated depreciation	(895,091)	(18,206)	(913,297)
Operating real estate investments, net	2,937,257	(19,730)	2,917,527
Total real estate investment, net	3,156,687	(19,730)	3,136,957
Total assets	3,995,448	(19,730)	3,975,718

Equity (Parent Company)
Additional paid-in-capital	3,218,564	(487)	3,218,077
Cumulative Earnings	660,174	(19,081)	641,093
Total Brandywine Realty Trust's equity	1,829,180	(19,568)	1,809,612
Noncontrolling interests	17,420	(162)	17,258
Total beneficiaries' equity	1,846,600	(19,730)	1,826,870
Total liabilities and beneficiaries' equity	3,995,448	(19,730)	3,975,718

Equity (Operating Partnership)
General Partnership Capital	1,815,411	(19,730)	1,795,681
Total Brandywine Operating Partnership, L.P.'s equity	1,817,467	(19,730)	1,797,737
Total partners' equity	1,819,682	(19,730)	1,799,952
Total liabilities and partners' equity	3,995,448	(19,730)	3,975,718

	September 30, 2018
Balance Sheet:	As previously reported	Adjustments	As adjusted
Assets (Parent Company and Operating Partnership)	(in thousands)
Operating properties	3,429,048	(1,581)	3,427,467
Accumulated depreciation	(845,674)	(18,928)	(864,602)
Operating real estate investments, net	2,583,374	(20,509)	2,562,865
Total real estate investment, net	2,858,127	(20,509)	2,837,618
Total assets	3,923,622	(20,509)	3,903,113

Equity (Parent Company)
Additional paid-in-capital	3,223,817	(499)	3,223,318
Cumulative Earnings	674,599	(20,509)	654,090
Total Brandywine Realty Trust's equity	1,759,979	(21,008)	1,738,971
Noncontrolling interests	16,824	(155)	16,669
Total beneficiaries' equity	1,776,803	(21,163)	1,755,640
Total liabilities and beneficiaries' equity	3,923,622	(21,163)	3,902,459

Equity (Operating Partnership)
General Partnership Capital	1,741,379	(20,509)	1,720,870
Total Brandywine Operating Partnership, L.P.'s equity	1,751,341	(20,509)	1,730,832
Total partners' equity	1,753,564	(20,509)	1,733,055
Total liabilities and partners' equity	3,923,622	(20,509)	3,903,113

Brandywine Realty Trust	As previously reported	Adjustments	As adjusted
Statement of Beneficiaries' Equity:	(in thousands)
Additional paid-in-capital, December 31, 2015	3,252,622	(512)	3,252,110
Cumulative earnings, December 31, 2015	499,086	(17,362)	481,724
Noncontrolling interests, December 31, 2015	18,166	(122)	18,044
Additional paid-in-capital, December 31, 2016	3,258,870	(484)	3,258,386
Cumulative earnings, December 31, 2016	539,319	(18,405)	520,914
Noncontrolling interests, December 31, 2016	17,093	(160)	16,933
Additional paid-in-capital, December 31, 2017	3,218,564	(487)	3,218,077
Cumulative earnings, December 31, 2017	660,174	(19,081)	641,093
Noncontrolling interests, December 31, 2017	17,420	(162)	17,258
Additional paid-in-capital, September 30, 2018	3,223,817	(499)	3,223,318
Cumulative earnings, September 30, 2018	674,599	(19,855)	654,744
Noncontrolling interests, September 30, 2018	16,824	(155)	16,669

Brandywine Operating Partnership
Statement of Partners' Equity:
Partner Capital, December 31, 2015	1,836,692	(17,996)	1,818,696
Partner Capital, December 31, 2016	1,762,694	(19,049)	1,743,645
Partner Capital, December 31, 2017	1,815,411	(19,730)	1,795,681
Partner Capital, September 30, 2018	1,741,379	(20,509)	1,720,870

	For the year ended December 31, 2018
Statement of Operations (in thousands, except per share information):	As previously reported	Adjustments	As adjusted
Net income	137,289	(1,816)	135,473
Basic income per Common Share	0.76	(0.01)	0.75
Diluted income per Common Share	0.76	(0.01)	0.75
Basic income per Common Partnership Unit	0.76	(0.01)	0.75
Diluted income per Common Partnership Unit	0.76	(0.01)	0.75

	For the year ended December 31, 2017
Statement of Operations (in thousands, except per share information):	As previously reported	Adjustments	As adjusted
Net income	121,859	(682)	121,177
Basic income per Common Share	0.66	(0.01)	0.65
Diluted income per Common Share	0.65	—	0.65
Basic income per Common Partnership Unit	0.66	(0.01)	0.65
Diluted income per Common Partnership Unit	0.65	—	0.65

	For the year ended December 31, 2016
Statement of Operations (in thousands, except per share information):	As previously reported	Adjustments	As adjusted
Net income	40,501	(1,052)	39,449
Basic income per Common Share	0.19	(0.01)	0.18
Diluted income per Common Share	0.19	(0.01)	0.18
Basic income per Common Partnership Unit	0.19	(0.01)	0.18
Diluted income per Common Partnership Unit	0.19	(0.01)	0.18

	For the three months ended September 30, 2018
Statement of Operations (in thousands, except per share information):	As previously reported	Adjustments	As adjusted
Net income	(43,262)	(260)	(43,522)
Basic income per Common Share	(0.24)	—	(0.24)
Diluted income per Common Share	(0.24)	—	(0.24)
Basic income per Common Partnership Unit	(0.24)	—	(0.24)
Diluted income per Common Partnership Unit	(0.24)	—	(0.24)

	For the nine months ended September 30, 2018
Statement of Operations (in thousands, except per share information):	As previously reported	Adjustments	As adjusted
Net income	14,579	(780)	13,799
Basic income per Common Share	0.08	(0.01)	0.07
Diluted income per Common Share	0.08	(0.01)	0.07
Basic income per Common Partnership Unit	0.08	(0.01)	0.07
Diluted income per Common Partnership Unit	0.08	(0.01)	0.07
There were no impacts to cash flows from operating activities in any period.